UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT (DATE OF EARLIEST
                         EVENT REPORTED) APRIL 20, 2001
                               VISTA EYECARE, INC.

             (Exact name of registrant as specified in its charter)
                           Commission File No: 0-20001

          GEORGIA                              58-1910859
-------------------------------         -------------------------------
(State or other jurisdiction of         (I.R.S. employer identification
incorporation or organization)          number)


                               296 GRAYSON HIGHWAY
                          LAWRENCEVILLE, GEORGIA 30045
                    (Address of principal executive offices)

                                 (770)-822-3600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 20, 2001, Vista Eyecare, Inc. (the "Company" or "Vista") completed the sale of its freestanding retail operations to Vista Acquisition LLC (the "Buyer"). Vista received consideration of approximately $7.5 million, consisting of $6.0 million in cash and $1.5 million in notes receivable. The assets sold consist primarily of furniture, fixtures and inventory at approximately 200 freestanding locations and inventory and equipment at the Fullerton, California laboratory/distribution center.

In a related transaction, Vista agreed to sell to the Buyer its interest in a subsidiary for $1.0 million note receivable. This subsidiary owns a portion of the equipment in approximately half of the freestanding locations sold. This transaction is expected to close in June 2001. For purposes of the unaudited pro forma financial information, these transactions have been combined.

7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      Pro forma Financial Information

     Unaudited Pro Forma Condensed Consolidated Financial Data of Vista Eyecare, Inc. and Subsidiaries

     PF-1

     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 30,

     2000                                                                 PF-2

     Vista Eyecare, Inc. and Subsidiaries Notes to Unaudited Pro Forma
     Condensed Consolidated Balance Sheet                                 PF-3

     Unaudited Pro Forma Condensed Consolidated Statement of

     Operations for the Year Ended December 30, 2000                      PF-4

     Vista Eyecare, Inc. and Subsidiaries Notes to Unaudited Pro

     Forma Condensed Consolidated Statement of Operations                  PF-5

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA OF
                      VISTA EYECARE, INC. AND SUBSIDIARIES


         The accompanying unaudited pro forma consolidated statements of operations for the year ended December 30, 2000 present the results of Vista Eyecare, Inc. ("Vista" or the "Company"), excluding the results of the freestanding operations, as if such operations had been disposed of at the beginning of the period presented. The unaudited pro forma balance sheet has been prepared assuming the disposition took place as of December 30, 2000. For purposes of this pro forma information, the "disposition of freestanding operations" refers to (1) the April 2001 sale of the freestanding locations and
(2) the related sale of the Vista subsidiary that is expected to close in June 2001.

         The unaudited pro forma consolidated statement of operations, balance sheet and notes thereto should be read in conjunction with the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 30, 2000.

         The pro forma information includes certain adjustments and estimates by management. This information does not necessarily reflect actual results that would have occurred nor is it necessarily indicative of future results of operations of the Company without the freestanding operations. The Pro Forma Financial Statements should be read in conjunction with the notes thereto.

                               VISTA EYECARE, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF DECEMBER 30, 2000

                             (AMOUNTS IN THOUSANDS)

                                                            VISTA          PRO FORMA                   VISTA
                                                          HISTORICAL      ADJUSTMENTS                PRO FORMA
                                                        --------------  -----------------        -----------------
ASSETS
Cash and short-term investments                                 8,066               (23) (a)

                                                                                   6,000 (b)               14,043

Accounts receivable                                            10,119              (106) (a)

                                                                                   2,500 (b)               12,512

Inventory                                                      31,478            (7,108) (a)               24,370
Other current assets                                            1,590              (715) (a)                  875
                                                        --------------  -----------------        -----------------
     Total current assets                                      51,253                548                   51,801

Property, plant and equipment, gross                           89,663            (1,736) (a)               87,927
     Less accumulated depreciation                           (60,092)                676 (a)             (59,416)
                                                        --------------  -----------------        -----------------
Property, plant and equipment, net                             29,571            (1,060) (a)               28,511

Goodwill                                                        1,913                                       1,913
Other assets                                                    7,766              (358) (a)                7,408
Deferred income tax asset                                         385                                         385
                                                        --------------  -----------------        -----------------
       Total assets                                             90,888              (870)                   90,018
                                                        ==============  =================        =================

Liabilities and shareholders' (deficit)/equity

Liabilities not subject to compromise Current liabilities:

       Accounts payable                                           783               (228) (a)
                                                                                      200  (c)      755
       Accrued expenses                                        19,693                                      19,693
       Term loan and revolver                                  12,911                                      12,911
                                                        --------------  -----------------        -----------------
         Total current liabilities                            33,387               (28)                   33,359

Liabilities subject to compromise                             170,824                                     170,824

Shareholders' (deficit)/equity
     Common stock                                                 211                                         211
     Additional paid in capital                                47,387                                      47,387
     Retained earnings                                        (156,848)              (642) (d)

                                                                                   (200)  (c)           (157,690)
     Cumulative translation adjustment                        (4,073)                                     (4,073)
                                                        ----------------------------------------------------------
       Total shareholders' (deficit)/equity                 (113,323)              (842)                (114,165)

Total liabilities and shareholders' (deficit)/equity           90,888              (870)                   90,018
                                                        ==============  =================        =================

                      VISTA EYECARE, INC. AND SUBSIDIARIES

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

         The Condensed Consolidated Unaudited Pro Forma Balance Sheet has been prepared as if the sale of the freestanding operations occurred as of December 30, 2000. For purposes of this pro forma information, the "disposition of freestanding operations" refers to (1) the April 2001 sale of the freestanding locations and (2) the related sale of the Vista subsidiary that is expected to close in June 2001.

(a)      This item  represents  the  elimination  of  freestanding  assets sold,
         including    the    disposition    of   the    Fullerton,    California
         laboratory/distribution center.

(b) This item represents the consideration received of $6.0 million in cash and $2.5 million in notes receivable. The notes are due in 2004 and bear interest at the prime rate, which approximated 6.5% in 2000. The notes may be repaid in cash and/or eyeglass frames within certain limits as permitted by the Purchase Agreement.

(c)      This item  represents  the accrual of severance for employees that were
         terminated  as  a  result  of  the  disposition  of  the   freestanding
         operations.

(d)      This item reflects the loss on the sale of the freestanding operations.

                                                VISTA EYECARE, INC.

                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                        FOR THE YEAR ENDED DECEMBER 30, 2000

                                   (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            VISTA          PRO FORMA                  VISTA
                                                         HISTORICAL       ADJUSTMENTS               PRO FORMA

                                                        --------------  -----------------        -----------------
Net sales                                                     307,694           (60,779) (e)              246,915
Cost of goods sold                                            143,458           (30,024) (e)              113,434
                                                        --------------  -----------------        -----------------

Gross profit                                                  164,236           (30,755) (e)              133,481
Selling, general and administrative expense                   166,364           (46,376) (e)              119,988
Impairment loss on long-lived assets                            2,684            (2,684) (e)                    -
Restructuring expense                                           1,601            (1,601) (e)                    -
                                                        --------------  -----------------        -----------------

Operating (loss)/income                                        (6,413)            19,906 (e)               13,493
Interest expense                                                7,723              (163) (f)                7,560
                                                        --------------  -----------------        -----------------

Earnings/(loss) before reorganization expense & taxes        (14,136)             20,069                    5,933
Reorganization items                                          121,539           (113,371) (g)
                                                                                     642  (h)
                                                                                     200  (i)               9,010
Loss before taxes and extraordinary item                    (135,675)            132,598                   (3,077)
Income tax benefit                                                 -                  -   (j)                   -
                                                        --------------  -----------------        -----------------

Net loss before extraordinary item and cumulative
effect                                                      (135,675)            132,598                  (3,077)
                                                        ==============  =================        =================

Loss per share before extraordinary item and cumulative effect:

       Basic loss per share                                $   (6.41)         $     6.26             $     (0.15)

     Diluted loss per share                                $   (6.41)         $     6.26             $     (0.15)

                      VISTA EYECARE, INC. AND SUBSIDIARIES

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

         The Condensed Consolidated Unaudited Pro Forma Statement of Operations has been prepared as if the sale of the freestanding operations occurred at the beginning of the fiscal year ended December 30, 2000. The unaudited pro forma statement of operations excludes the historical impact of extraordinary items and the cumulative effect of a change in accounting principle, as appropriate. For purposes of this pro forma information, the "disposition of freestanding operations" refers to (1) the April 2001 sale of the freestanding locations and
(2) the related sale of the Vista subsidiary that is expected to close in June 2001.

(e) This item represents the elimination of freestanding operations for the year ended December 30, 2000.

(f) This item represents interest earned on the $2.5 million of Notes Receivable at 6.5% per annum, assuming no principal repayments.

(g) This item represents the elimination of the impairment of fixed assets and goodwill and other reorganization items which specifically related to the freestanding operations.

(h) This item represents the loss on the sale of the freestanding locations. The loss was calculated as follows:

         Cash Proceeds                                                $  6,000
         Notes Receivable                                                2,500
                                                                       -------

         Proceeds from Sale                                              8,500
         Less:    Net Book Value of Assets Sold at December 30, 2000    (9,142)
                                                                       --------

                  Loss on Sale                                        $   (642)
                                                                      =========

(i)      This item  represents  the accrual of severance for employees that were
         terminated  as  a  result  of  the  disposition  of  the   freestanding
         operations.

(j) No adjustment has been made for the tax effect of the above adjustments due to the uncertainty of the realizability of the current year net operating losses.

(c )     Exhibits

2.1 Asset Purchase Agreement between Vista Acquisition LLC and Vista Eyecare, Inc. dated February 22, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VISTA EYECARE, INC.

                                        (Registrant)

                                        BY: Angus C. Morrison

                                        Angus C. Morrison
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer

                                        Dated: May 7, 2001